Exhibit 99.2
Non-U.S. GAAP Financial Measures and Supplemental Information
August 4, 2026
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-U.S. GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's two business segments, Engineered Materials and the Acetyl Chain.
Use of Non-U.S. GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable U.S. GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other U.S. GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders' equity.
Definitions
•Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as adjusted EBIT.
•Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. We do not provide reconciliations for operating EBITDA on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Operating EBITDA margin is defined by the Company as operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as operating EBITDA.
•Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as operating profit (loss) attributable to Celanese Corporation.
•Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
•Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our NCI joint ventures. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations. Free cash flow is not a measure of cash available for discretionary expenditures since the Company has certain debt service and finance lease payments that are not deducted from that measure. We do not provide reconciliations for free cash flow on a forward-looking basis when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of items such as working capital changes, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
•Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.
•Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our shareholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:
•Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.
•Cash dividends received from our equity investments.
•For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside shareholders' interests are shown as NCI. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.
Beginning with the reporting period ending June 30, 2026, the Company revised its presentation of Equity Earnings and Dividend Income Attributable to Celanese Corporation. Previously, Other Income (Expense) Attributable to Celanese Corporation was included with the presentation of Equity Earnings and Dividend Income Attributable to Celanese Corporation. To provide a better understanding for readers of the U.S. GAAP results of the Company’s non-consolidated equity investments by presenting such results in isolation and better align with how management assesses such results, Other Income (Expense) Attributable to Celanese Corporation is now included with Non-Operating Pension, Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation. Prior periods presented have been revised to reflect this change.
Certain prior period amounts have been revised to correct for certain prior period immaterial errors. See Note 1 to our Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2026.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	125	44	(1,165)	19	(1,357)	197	(24)
(Earnings) loss from discontinued operations	2	1	21	6	—	10	5
Interest income	(10)	(9)	(24)	(6)	(7)	(7)	(4)
Interest expense	186	183	701	177	177	177	170
Refinancing expense	—	—	68	36	—	—	32
Income tax provision (benefit)	11	33	(90)	(15)	(7)	(77)	9
Certain Items attributable to Celanese Corporation (Table 8)	156	23	1,639	34	1,520	42	43
Adjusted EBIT	470	275	1,150	251	326	342	231
Depreciation and amortization expense(1)	179	180	743	184	191	188	180
Operating EBITDA	649	455	1,893	435	517	530	411

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions)
Engineered Materials	43	3	6	1	3	2	—
Acetyl Chain	22	18	11	11	—	—	—
Other Activities(2)	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	65	21	17	12	3	2	—
Depreciation and amortization expense(1)	179	180	743	184	191	188	180
Total depreciation and amortization expense	244	201	760	196	194	190	180
______________________________
(1)Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.
(2)Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2
Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q2 '26			Q1 '26		2025		Q4 '25		Q3 '25		Q2 '25		Q1 '25
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	156		10.8%	221	16.7%	(958)	(17.8)%	111	8.7%	(1,327)	(95.9)%	164	11.4%	94	7.3%
Acetyl Chain	237		17.8%	95	9.2%	539	12.7%	90	9.6%	135	12.7%	153	13.7%	161	14.4%
Other Activities(1)	(117)			(102)		(367)		(108)		(83)		(86)		(90)
Total	276		10.0%	214	9.2%	(786)	(8.2)%	93	4.2%	(1,275)	(52.7)%	231	9.1%	165	6.9%
Less: Net Earnings (Loss) Attributable to NCI for Engineered Materials	2			2		6		—		3		1		2
Less: Net Earnings (Loss) Attributable to NCI for Acetyl Chain	2			2		8		3		1		2		2
Operating Profit (Loss) Attributable to Celanese Corporation	272		9.9%	210	9.0%	(800)	(8.4)%	90	4.1%	(1,279)	(52.9)%	228	9.0%	161	6.7%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	154		10.7%	219	16.5%	(964)	(17.9)%	111	8.7%	(1,330)	(96.1)%	163	11.3%	92	7.1%
Acetyl Chain	235		17.7%	93	9.0%	531	12.5%	87	9.3%	134	12.6%	151	13.5%	159	14.2%
Other Activities(1)	(117)			(102)		(367)		(108)		(83)		(86)		(90)
Total	272		9.9%	210	9.0%	(800)	(8.4)%	90	4.1%	(1,279)	(52.9)%	228	9.0%	161	6.7%
Equity Earnings and Dividend Income Attributable to Celanese Corporation
Engineered Materials	6	(2)		31		105		32		33		24		16
Acetyl Chain	44			2		131		42		43		43		3
Other Activities(1)	4			3		13		3		3		3		4
Total	54			36		249		77		79		70		23
Non-Operating Pension, Other Post-Retirement Employee Benefit and Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	(16)			1		7		3		2		1		1
Acetyl Chain	—			—		1		—		1		—		—
Other Activities(1)	4			5		54		47		3		1		3
Total	(12)			6		62		50		6		2		4
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	90			(31)		1,572		37		1,495		25		15
Acetyl Chain	42			36		32		17		9		1		5
Other Activities(1)	24			18		35		(20)		16		16		23
Total	156			23		1,639		34		1,520		42		43
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	234		16.2%	220	16.6%	720	13.4%	183	14.3%	200	14.5%	213	14.8%	124	9.6%
Acetyl Chain	321		24.2%	131	12.6%	695	16.4%	146	15.5%	187	17.6%	195	17.5%	167	15.0%
Other Activities(1)	(85)			(76)		(265)		(78)		(61)		(66)		(60)
Total	470		17.1%	275	11.8%	1,150	12.0%	251	11.4%	326	13.5%	342	13.5%	231	9.7%
___________________________
(1)Other Activities includes corporate SG&A expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).
(2)Includes $14 million of restructuring activities at our Mylar Specialty Films strategic affiliate, which are also included in Certain Items (see Table 8).

Table 2
Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	Q2 '26		Q1 '26		2025		Q4 '25		Q3 '25		Q2 '25		Q1 '25
	(In $ millions, except percentages)
Depreciation and Amortization Expense(1)
Engineered Materials	101		104		441		105		115		112		109
Acetyl Chain	64		63		252		64		63		64		61
Other Activities(2)	14		13		50		15		13		12		10
Total	179		180		743		184		191		188		180
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	335	23.2%	324	24.5%	1,161	21.5%	288	22.6%	315	22.8%	325	22.5%	233	18.1%
Acetyl Chain	385	29.0%	194	18.7%	947	22.4%	210	22.3%	250	23.6%	259	23.2%	228	20.4%
Other Activities(2)	(71)		(63)		(215)		(63)		(48)		(54)		(50)
Total	649	23.6%	455	19.5%	1,893	19.8%	435	19.7%	517	21.4%	530	20.9%	411	17.2%
___________________________
(1)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.
(2)Other Activities includes corporate SG&A expenses, results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Q2 '26		Q1 '26		2025		Q4 '25		Q3 '25		Q2 '25		Q1 '25
		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	127	1.15	45	0.41	(1,144)	(10.44)	25	0.23	(1,357)	(12.39)	207	1.89	(19)	(0.17)
Income tax provision (benefit)	11		33		(90)		(15)		(7)		(77)		9
Earnings (loss) from continuing operations before tax	138		78		(1,234)		10		(1,364)		130		(10)
Certain Items attributable to Celanese Corporation (Table 8)	156		23		1,639		34		1,520		42		43
Refinancing and related expenses	—		—		68		36		—		—		32
Adjusted earnings (loss) from continuing operations before tax	294		101		473		80		156		172		65
Income tax (provision) benefit on adjusted earnings(1)	(24)		(8)		(36)		(6)		(9)		(15)		(6)
Adjusted earnings (loss) from continuing operations(2)	270	2.45	93	0.85	437	3.98	74	0.67	147	1.34	157	1.43	59	0.54
	Diluted shares (in millions)(3)
Weighted average shares outstanding	109.8		109.7		109.5		109.6		109.6		109.5		109.4
Incremental shares attributable to equity awards	0.4		0.3		0.2		0.2		—		0.2		—
Total diluted shares	110.2		110.0		109.7		109.8		109.6		109.7		109.4
______________________________
(1)Calculated using adjusted effective tax rates (Table 3a) as follows:

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25

Adjusted effective tax rate	8	8	8	8	6	9	9
(2)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2025	7.8	5.3
(3)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Estimated	Actual
	2026	2025
	(In percentages)
U.S. GAAP annual effective tax rate	21	7
Discrete quarterly recognition of GAAP items(1)	(2)	17
Tax impact of other charges and adjustments(2)	(3)	(12)
Utilization of foreign tax credits	(5)	—
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	2	(12)
Other, includes effect of discrete current year transactions(4)	(5)	8
Adjusted tax rate	8	8
______________________________
Note: As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate for actual results.
(1)Such as changes in tax laws (including U.S. tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Includes tax impacts related to full-year actual tax opportunities and related costs, as well as current year realization of U.S. GAAP benefits deferred in prior years.

Table 4
Net Sales by Segment - Unaudited

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions)
Engineered Materials	1,446	1,325	5,390	1,277	1,384	1,442	1,287
Acetyl Chain	1,329	1,036	4,232	940	1,061	1,115	1,116
Intersegment eliminations(1)	(23)	(24)	(78)	(13)	(26)	(25)	(14)
Net sales	2,752	2,337	9,544	2,204	2,419	2,532	2,389
___________________________
(1)Includes intersegment sales primarily related to the Acetyl Chain.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended June 30, 2026 Compared to Three Months Ended March 31, 2026

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	3	6	—	9	(1)
Acetyl Chain	6	22	—	28

Total Company	4	14	—	18
Three Months Ended March 31, 2026 Compared to Three Months Ended December 31, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	3	—	1	4
Acetyl Chain	8	1	1	10

Total Company	5	—	1	6
Three Months Ended December 31, 2025 Compared to Three Months Ended September 30, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(6)	(2)	—	(8)
Acetyl Chain	(10)	(1)	—	(11)

Total Company	(7)	(2)	—	(9)
Three Months Ended September 30, 2025 Compared to Three Months Ended June 30, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(6)	1	1	(4)
Acetyl Chain	(2)	(4)	1	(5)

Total Company	(4)	(1)	1	(4)
______________________________
(1)Includes a (4), 0, and 0 percent net sales impact of volume, price, and currency, respectively, as a result of the sale of the Micromax® business.

Three Months Ended June 30, 2025 Compared to Three Months Ended March 31, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	9	—	3	12
Acetyl Chain	(1)	(2)	3	—

Total Company	4	(1)	3	6
Three Months Ended March 31, 2025 Compared to Three Months Ended December 31, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	—	2	(1)	1
Acetyl Chain	3	(1)	(1)	1

Total Company	2	—	(1)	1

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended June 30, 2026 Compared to Three Months Ended June 30, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(6)	5	1	—	(1)
Acetyl Chain	—	18	1	19

Total Company	(3)	11	1	9
Three Months Ended March 31, 2026 Compared to Three Months Ended March 31, 2025

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	—	(1)	4	3
Acetyl Chain	(7)	(4)	4	(7)

Total Company	(3)	(3)	4	(2)
Three Months Ended December 31, 2025 Compared to Three Months Ended December 31, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(2)	—	3	1
Acetyl Chain	(10)	(7)	2	(15)

Total Company	(6)	(3)	2	(7)
Three Months Ended September 30, 2025 Compared to Three Months Ended September 30, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(8)	(1)	2	(7)
Acetyl Chain	(4)	(8)	1	(11)

Total Company	(6)	(4)	1	(9)
______________________________
(1)Includes a (6), 0, and 0 percent net sales impact of volume, price, and currency, respectively, as a result of the sale of the Micromax® business.

Three Months Ended June 30, 2025 Compared to Three Months Ended June 30, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(3)	(1)	2	(2)
Acetyl Chain	(2)	(7)	2	(7)

Total Company	(2)	(4)	2	(4)
Three Months Ended March 31, 2025 Compared to Three Months Ended March 31, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(4)	(2)	(1)	(7)
Acetyl Chain	(6)	(4)	(1)	(11)

Total Company	(5)	(3)	(1)	(9)

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2025 Compared to Year Ended December 31, 2024

	Volume	Price	Currency	Total
	(In percentages)
Engineered Materials	(4)	(1)	1	(4)
Acetyl Chain	(6)	(6)	1	(11)

Total Company	(4)	(4)	1	(7)

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions, except percentages)
Net cash provided by (used in) investing activities	(59)	425	(349)	(104)	(59)	(88)	(98)
Net cash provided by (used in) financing activities	(546)	(3)	(513)	(324)	(118)	(116)	45

Net cash provided by (used in) operating activities	209	76	1,146	252	447	410	37
Capital expenditures on property, plant and equipment	(62)	(66)	(343)	(84)	(64)	(93)	(102)
Contributions from/(Distributions) to NCI	(7)	(7)	(30)	(8)	(8)	(6)	(8)
Free cash flow(1)	140	3	773	160	375	311	(73)

Net sales	2,752	2,337	9,544	2,204	2,419	2,532	2,389

Free cash flow as % of Net sales	5.1%	0.1%	8.1%	7.3%	15.5%	12.3%	(3.1)%
______________________________
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for contributions from or distributions to our NCI joint ventures.

Table 6
Cash Dividends Received - Unaudited

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions)
Dividends from equity method investments	16	54	139	47	40	21	31
Dividends from equity investments without readily determinable fair values	43	1	122	40	40	41	1
Total	59	55	261	87	80	62	32
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	Q2 '26	Q1 '26	2025	Q4 '25	Q3 '25	Q2 '25	Q1 '25
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	1,311	1,741	1,204	1,204	1,199	252	406
Long-term debt, net of unamortized deferred financing costs	10,696	10,813	11,394	11,394	11,655	12,689	12,378
Total debt	12,007	12,554	12,598	12,598	12,854	12,941	12,784
Cash and cash equivalents	(1,364)	(1,758)	(1,263)	(1,263)	(1,440)	(1,173)	(951)
Net debt	10,643	10,796	11,335	11,335	11,414	11,768	11,833

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q2 '26	Q1 '26	2025	Q4 '25		Q3 '25		Q2 '25	Q1 '25	Income Statement Classification
	(In $ millions)
Exit and shutdown costs	121	44	98	29		10		27	32	Cost of sales / SG&A / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net / Non-operating pension and other postretirement employee benefit (expense) income
Asset impairments	—	—	1,513	27	(1)	1,486	(2)	—	—	Cost of sales / Other (charges) gains, net
Impact from plant incidents and natural disasters	—	11	3	—		—		—	3	Cost of sales
Mergers, acquisitions and dispositions	35	15	52	23		12		12	5	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	—	—	(49)	(49)		—		—	—	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Legal settlements and commercial disputes	4	3	17	1		11		2	3	Cost of sales / SG&A / Other (charges) gains, net
(Gain) loss on disposition of businesses and assets	(4)	(50)	—	—		—		—	—	Gain (loss) on disposition of businesses and assets, net
Other	—	—	5	3		1		1	—	Cost of sales / SG&A
Certain Items attributable to Celanese Corporation	156	23	1,639	34		1,520		42	43
___________________________
(1)Related to impairment of certain long-lived assets arising from unused parcels of property subsequently sold.
(2)Related to impairment of goodwill and certain trade names, primarily Zytel®, arising from our annual goodwill and indefinite-lived intangible assets impairment tests.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2025
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			(1,165)

Adjusted EBIT (Table 1)			1,150
Adjusted effective tax rate (Table 3a)			8%
Adjusted EBIT tax effected			1,058

	2025	2024	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,204	1,501	1,353
Long-term debt, net of unamortized deferred financing costs	11,394	11,078	11,236
Celanese Corporation shareholders' equity	4,049	5,129	4,589
Invested capital			17,178

Return on invested capital (adjusted)			6.2%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			(6.8)%